UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                 April 30, 2007


                             CENTRAL JERSEY BANCORP
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          New Jersey                       0-49925               22-3757709
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(State or other jurisdiction of          (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)


627 Second Avenue, Long Branch, New Jersey                          07740
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (732) 571-1300


     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition.
---------   ---------------------------------------------

         On April 30, 2007, Central Jersey Bancorp ("Bancorp") issued a press release announcing its consolidated financial results for the three months ended March 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

         The information contained under Item 2.02 of this current report on Form 8-K, including the portions of Exhibit 99.1 attached hereto which relate to Bancorp's consolidated financial results, is being furnished in accordance with this Item 2.02, but shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained under Item
2.02 of this current report on Form 8-K shall not be deemed to be incorporated by reference into any document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 8 - Other Events

Item 8.01.  Other Events.
---------   ------------

         Balance Sheet Restructuring - On April 30, 2007, Bancorp furthered
         ---------------------------
announced that it has initiated a 2007 balance sheet restructuring strategy involving approximately $88.6 million of the investment securities held in the available-for-sale investment portfolio in accordance with Statement of Financial Accounting Standards No. 115 - Accounting for Certain Investments in Debt and Equity Securities. The restructuring resulted in a one-time pre-tax charge of approximately $1.95 million, which is reflected in Bancorp's consolidated financial statements for the three months ended March 31, 2007. Available-for-sale investment securities, consisting primarily of lower yielding fixed rate callable agency investment securities, will be sold during the second quarter of 2007 and replaced with higher yielding investment securities with a comparable to modestly shorter aggregate weighted average life. The market value loss that these investment securities carried at March 31, 2007, was recorded as an other than temporary impairment since Bancorp did not have the intent or ability to hold these securities to recovery. It is anticipated that the restructuring will result in prospective incremental pre-tax earnings of approximately $85,000 per month. Reference is made to the copy of the press release attached hereto as Exhibit 99.1 to this current report on Form 8-K.

         Stock Dividend - As part of the April 30, 2007 press release, Bancorp
         --------------
also announced the declaration of a stock dividend equal to 5% of the authorized and outstanding shares of its common stock payable on July 2, 2007 to shareholders of record on June 15, 2007.

Forward-Looking Statements
--------------------------

         Statements contained in this current report on Form 8-K that are not historical fact, including, but not limited to, statements with regard to the anticipated results of the balance sheet restructuring and plans for the second quarter 2007, are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements may be

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characterized as management's intentions, hopes, beliefs, expectations or predictions of the future. It is important to note that such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in such forward-looking statements. Factors that could cause future results to vary materially from current expectations include, but are not limited to, changes in interest rates, economic conditions, deposit and loan growth, real estate values, loan loss provisions, competition, customer retention, changes in accounting principles, policies or guidelines and legislative and regulatory changes.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

            (d)    Exhibits:

            Exhibit
            Number    Description
            ------    -----------

            99.1 Press Release Re: Central Jersey Bancorp Announces Balance Sheet Restructuring, First Quarter 2007 Operating Results and a Five Percent Stock Dividend.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CENTRAL JERSEY BANCORP
                                       -----------------------------------------
                                                      (Registrant)



                                       By:  /s/ James S. Vaccaro
                                           -------------------------------------
                                           James S. Vaccaro
                                           President and Chief Executive Officer


Date:  May 1, 2007



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                                  EXHIBIT INDEX


Exhibit
Number                      Description
------                      -----------


99.1 Press Release Re: : Central Jersey Bancorp Announces Balance Sheet Restructuring, First Quarter 2007 Operating Results and a Five Percent Stock Dividend.